NOTE

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         FOR VALUE RECEIVED,  NU SKIN ENTERPRISES,  INC., a Delaware corporation
("Borrower"),  hereby  promises to pay to the order of  ____________________,  a
____________________       ("Lender"),       the      principal      sum      of
______________________________  DOLLARS  ($__________)  on the  dates and in the amounts provided in the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement") and interest on the outstanding amount of said sum at the rates and on the dates provided in the Credit Agreement.

         Borrower shall make all payments hereunder, for the account of Lender's Applicable Lending Office, to Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

         This note is one of the Notes referred to in the Credit Agreement, dated as of May 8, 1998, among Borrower, Nu Skin Japan Co., Ltd., Lender and the other financial institutions from time to time parties thereto (collectively, the "Lenders") and ABN AMRO Bank N.V., as agent for Lenders. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

         The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Credit Agreement, including Paragraph 8.05 thereof.

         Borrower shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by Lender in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.

                                         NU SKIN ENTERPRISES, INC.


                                         By:
                                                Name:
                                                Title:

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